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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 19334


       Date of Report (Date of earliest event reported): January 24, 2003

                          AmerisourceBergen Corporation
             (Exact name of Registrant as specified in its charter)

   Delaware                   1-16671                      23-3079390
(State or Other        Commission File Number           (I.R.S. Employer
Jurisdiction of                                      Identification Number)
Incorporation or
Organization)


1300 Morris Drive, Suite 100
     Chesterbrook, PA                                      19087
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:   (610) 727-7000


                                       N/A
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

        On January 24, 2003, AmerisourceBergen Corporation (the "Company") issued a news release announcing the Company's earnings for the fiscal quarter ended December 31, 2002. A copy of the news release is filed as Exhibit 99.1 to this report and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.
                  99.1     News Release dated January 24, 2003
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERISOURCEBERGEN CORPORATION

Date: January 24, 2003              By:     /s/  Michael D. DiCandilo
                                            -----------------------------------
                                    Name:   Michael D. DiCandilo
                                    Title:  Senior Vice President
                                            and Chief Financial Officer